UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 19, 2020

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Fiserv, Inc. (the “Company”) has provided notice to participants in the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries (the “Original Plan”) and the Fiserv 401(k) Savings Plan (the “New Plan” and, together with the Original Plan, the “Plans”) that there will be a blackout period with respect to the Fiserv Company Stock Funds in the Plans that are invested in the Company’s common stock. The blackout period is required to facilitate the merger of the Original Plan into the New Plan. During the blackout period, participants in the Plans will be unable to take loans or distributions from their accounts in the Plans, or to change their investments in the Plans, including with respect to the Company’s common stock.

The blackout period is expected to begin on July 30, 2020 at 4:00 p.m. (Eastern Time) and end on August 12, 2020 at 8:00 a.m. (Eastern Time).

On June 19, 2020, the Company provided a notice to its directors and executive officers informing them that, during the blackout period, they will be restricted from purchasing, selling or otherwise acquiring or transferring any equity securities of the Company except as permitted by Regulation BTR. A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99.1 and incorporated by reference herein.

The name, address and telephone number of the person designated by the Company to respond to inquiries about the blackout period is as follows:

Name:	Lynn S. McCreary
Chief Legal Officer and Secretary
Address:	Fiserv, Inc.
225 Fiserv Drive
Brookfield, Wisconsin 53045
Telephone:	(262) 879-5000

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Notice of Blackout Period, dated June 19, 2020, to the Directors and Executive Officers of Fiserv, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: June 19, 2020	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer